SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                            Form 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):
                        August 24, 1998

                    Pathfinder Bancorp, Inc.
     (Exact name of registrant as specified in its charter)

    Delaware               0-23601         16-1540137
(State or other  (Commission File No.)     (I.R.S. Employer
jurisdiction of                           Identification No.)
incorporation)



       Registrant's telephone number, including area code:
                         (315) 343-0057



                         Not Applicable
  (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets

     On September 5, 1997, Oswego City Savings Bank ("City Savings") and its parent mutual holding company, Pathfinder Bancorp, M.H.C. (the "MHC") entered into an Agreement and Plan of Merger (the "Agreement") Between Oswego City Savings Bank and Oswego County Savings Bank ("County Savings") which provided for the merger (the "Merger") of County Savings with and into City Savings. On December 30, 1997, City Savings completed its reorganization into the "two-tier" mutual holding company structure, whereby City Savings became the wholly-owned subsidiary of Pathfinder Bancorp, Inc. (the "Registrant"). On January 13, 1998, City Savings and County Savings entered into Amendment No. 1 to the Agreement, extending to date upon which either City Savings or County Savings could terminate the Agreement if the merger had not yet been consummated from August 31, 1998 to December 31, 1998.

     On April 30, 1998, the Registrant, City Savings, the MHC and County Savings entered into Amendment No. 2 to the Agreement, which provides for the Registrant joining the Agreement, the formation of County Savings, MHC as the parent mutual holding company of County Savings in order to facilitate the merger, and the issuance to eligible depositors of County Savings and others of the Registrant's common stock in a public offering (the "Offering") in an amount equal to approximately 46% of the pro forma market value of County Savings.

     On August 24, 1998, City Savings, the Registrant, the MHC and County Savings entered into Amendment No. 3 which is intended to clarify that the minority ownership interest to be sold to depositors of County Savings and others in the Offering will be the same percentage held by stockholders of the Registrant immediately prior to the commencement of the Offering.

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              PATHFINDER BANCORP, INC.


DATE: August 25, 1998         By:  \s\ Thomas W. Schneider
                                   ------------------------
                                   Thomas W. Schneider
                                   Executive Vice President and
                                    Chief Financial Officer

                          EXHIBIT INDEX

The following Exhibits are filed as part of this report:

EXHIBIT INDEX

The following Exhibits are filed as part of this report:

     Exhibit 2a     Agreement and Plan of Merger Between Oswego
                    City Savings Bank and Oswego County Savings
                    Bank, Dated September 5, 1997*

     Exhibit 2b     Amendment No. 1 to the Agreement and Plan of
                    Merger **

     Exhibit 2c     Amendment No. 2 to the Agreement and Plan of
                    Merger **

     Exhibit 2d     Amendment No.3 to the Agreement and Plan of
                    Merger


___________________________

*    Previously filed with the Securities and Exchange Commission
("SEC") as part of the Registrant's Registration Statement on Form S-4, file number 333-36051, originally filed with the Securities and Exchange Commission on September 19, 1997.

**   Previously filed with the SEC as part of the Registrant's
Current Report on Form 8-K dated April 30, 1998.

                           EXHIBIT 2d

                       AMENDMENT NO. 3 TO
              AGREEMENT AND PLAN OF MERGER BETWEEN
                  OSWEGO CITY SAVINGS BANK AND
                   OSWEGO COUNTY SAVINGS BANK

                            Recitals

1. On September 5, 1997, Oswego City Savings Bank ("City Savings"), Pathfinder Bancorp, MHC (the "Mutual Holding Company") and Oswego County Savings Bank ("County Savings") entered into an Agreement and Plan of Merger Between City Savings and County Savings, which Agreement and Plan of Merger was amended on January 13, 1998 and April 30, 1998 (as amended, the "Agreement and Plan of Merger").

2. The Agreement and Plan of Merger currently provides that Pathfinder Bancorp, Inc (the "Stock Holding Company") will offer to County Savings depositors shares of its Common Stock in an amount equal to 46% of the pro forma market value of County Savings.

3. The Stock Holding Company's Board of Directors have determined that it is in the best interests of the Stock Holding
Company to initiate a stock repurchase plan.

1. In consideration of the premises and mutual covenants , representations, warranties and agreements contained in the Agreement and Plan of Merger, and in order to set forth the conditions upon which the merger will be carried out, the parties, intending to be legally bound, hereby agree as follows:

     1.   Section 1.5 is hereby revised to read as follows:

          1.5 Issuance of Common Stock; Minority Stock Offering. The parties hereto recognize that it is the intent of this Agreement that additional shares of the Stock Holding Company common stock equal to the pro forma market value of County Savings shall be issued in connection with the Merger. Accordingly, the Stock Holding Company will offer its Common Stock in a subscription offering to eligible depositors of County Savings and other persons pursuant to the rules and regulations of the FDIC and the New York Banking Department, in an amount equal to the pro forma market value of County Savings multiplied by the percentage of the Stock Holding Company's Common Stock outstanding which is held by persons other than the Mutual Holding Company immediately prior to the commencement of the subscription offering. Common stock representing the remaining percentage of the pro forma market value of County Savings shall be issued to the Mutual Holding Company. The pro forma market value of County Savings will be determined by an independent appraisal prepared as if County Savings were forming a mutual holding company and issuing common stock to depositors and the public. The terms and conditions of the minority stock offering are set forth in a Stock Issuance Plan which is attached as Exhibit C hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed this 24th day of August 1998.


ATTEST:                       OSWEGO CITY SAVINGS BANK



By:\s\ Melissa A. Dashnau     By:  \s\ Chris C. Gagas
   ------------------------        ------------------------------
  Melissa A. Dashnau               Chris C. Gagas, President and
                                    Chief Executive Officer

ATTEST:                       PATHFINDER BANCORP, INC.


By:\s\ Melissa A. Dashnau     By:  \s\ Chris C. Gagas
   ------------------------        ------------------------------
  Melissa A. Dashnau               Chris C. Gagas, President and
                                    Chief Executive Officer

ATTEST:                       PATHFINDER BANCORP, M.H.C.



By:\s\ Melissa A. Dashnau     By:  \s\ Chris C. Gagas
   ------------------------        ------------------------------
  Melissa A. Dashnau               Chris C. Gagas, President and
                                    Chief Executive Officer

ATTEST:                       OSWEGO COUNTY SAVINGS BANK



By:\s\ Christine Stark        By:  \s\ Gregory J. Kreis
   ------------------------        ------------------------------
  Christine Stark                  Gregory J. Kreis, President
                                    and Chief Executive Officer